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                                                                   Exhibit 10.20

                                AGREEMENT OF SALE

           THIS AGREEMENT OF SALE ("Agreement") dated this 11th day of May, 2001, by and between Enterprises Solutions, Inc., a Nevada corporation ("Seller"), with an office located at 140 Wood Road, Suite 200, Braintree, MA 02184, and Delta Mutual, Inc., a Delaware corporation ("Buyer"), with an office located at 1730 Rhode Island Ave., N.W., Suite 812, Washington, D.C. 20036.

                          W  I  T  N  E  S  S  E  T  H:

           WHEREAS, the Seller desires to dissolve, and in conjunction therewith, to sell to the Buyer, and the Buyer desires to purchase from the Seller, substantially all of its tangible and intangible assets, subject only to certain liabilities of the Seller described in this Agreement;

           NOW, THEREFORE, in consideration of the mutual promises herein set forth and subject to the terms and conditions of this Agreement, the parties agree as follows:

           1. Definitions. As used in this Agreement, terms defined in the preamble and recitals of this Agreement shall have the meanings set forth therein and the following terms shall have the meanings set forth below:

           "Act" shall mean the Securities Act of 1933, as amended.

           "Affiliate" shall mean, with respect to any person or entity, the shareholders, subsidiaries, officers, directors and/or partners of such person or entity and any other person which directly or indirectly controls, is controlled by or is under common control with such person or entity.

           "Agreement" shall mean this Agreement of Sale and all Exhibits to this Agreement.

           "Assignment Agreements" shall mean the Assignment Agreements to be delivered by Seller to Buyer pursuant to Paragraph 4(a).

           "Assumed Liabilities" shall mean the Liabilities of the Seller described in Exhibit A to this Agreement.

           "Bills of Sale" shall mean the Bill(s) of Sale to be delivered by Seller to Buyer pursuant to Paragraph 4(a).

           "Buyer's Disclosure Statement" shall mean the disclosure statement and attachments thereto delivered in draft form by Buyer to Seller simultaneously with the signing of this Agreement and in final form at Closing.

           "Buyer's SEC Documents" shall mean all forms, documents, financial statements and schedules included therein filed by Buyer with the SEC under the Exchange Act or the Act since May 5, 2000, and on or before the Closing Date.

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           "Closing" shall mean the closing of the transactions contemplated by this Agreement, which shall occur at the offices of Jackson & Campbell, P.C., 1120 20th Street, N.W., Washington, D.C. 20036, at 10:00 a.m. one (1) day after approval of the dissolution of the Seller by holders of a majority of the outstanding voting shares of the Seller at the Special Meeting ("Closing Date"). The Closing may be postponed to a later date (in which case all references to the Closing Date or Closing in this Agreement shall refer to the postponed date) or time by mutual agreement of the Seller and Buyer.

           "Code" shall mean the Internal Revenue Code of 1986 and all regulations promulgated thereunder, as the same have from time been amended.

           "ERISA" shall mean the Employee Retirement Income Security Act of 1974 (and any section of the Code amended by it) and all regulations promulgated thereunder, as the same have from time to time been amended.


           "Escrow Agreement" shall mean the mutually agreeable escrow agreement to be entered into at the Closing between Buyer, American Stock Transfer & Trust Company (or other escrow agent acceptable to both parties), providing that the percentage of the Shares specified in Paragraph 3(a)(i) be held in escrow for a period of ninety (90) days in order to secure Seller's indemnity obligations under Paragraph 14 of this Agreement.

           "Exchange Act" shall mean the Securities and Exchange Act of 1934, as amended.

           "Financial Statements" shall mean the financial statements of Buyer or Seller (as applicable) included in such party's SEC Documents.

           "GAAP" shall mean generally accepted accounting principles.

           "Indemnity Loss" shall mean any demand, suit, claim, action or cause of action, assessment, loss, damage, liability, settlement, penalty, or forfeiture, and reasonable costs and expenses (including court costs, and any other litigation related expenses incident thereto) which individually, or when aggregated with any directly related claims, exceeds $5,000.

           "Intellectual Property" shall mean all patents, patent applications, patent registrations, trademarks, trademark applications, trademark registrations, copyrights, copyright applications, copyright registrations, trade names, formulae, trade secrets, know-how, inventions and royalties, technology, licenses relating to intellectual property, permits relating to intellectual property, technology and "know-how" owned by Seller.

           "Leases" shall mean the Lease or License agreements acceptable to Buyer for the operation of Seller's business and premises located at: (a)140 Wood Road, Suite 200, Braintree, MA 02184; (b) 50 Ragsdale Drive, Suite 150, Monterey, California 93940; and (c) 46040 Center Oak Plaza, Suite 165, Sterling, VA 20166.

           "Liabilities" shall mean all debts, liabilities, Taxes (including any sales or transfer taxes on the sale of the Purchased Assets), obligations under contracts, leases, agreements and commitments, and other obligations of every kind and character of the Seller as the same may exist as of the Closing Date (whether accrued, absolute, contingent or otherwise, and whether due or to become due) or which may arise in the future based upon events or a state of facts existing as of the Closing Date.

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           "Proxy Statement" shall mean the Proxy Statement as described in
Paragraph 9 of this Agreement.

           "Purchased Assets" shall mean all of the Seller's properties and assets, personal, tangible and intangible, of every kind and wherever situated, which are owned by the Seller or in which the Seller has any right, title or interest, including, without limiting the generality of the foregoing, its goodwill, franchises and telephone numbers; its trademarks, trademark registrations, trademark applications, trade names, copyrights, copyright applications, copyright registrations, patents, patent applications, patent registrations, its Intellectual Property, permits, licenses, processes, formulae, trade secrets, inventions and royalties (including all rights to sue for past infringement); its supplies; its commercial paper, stocks, bonds and other investments; its accounts receivable; its insurance policies (excluding director and officer insurance); its causes of action, judgments, claims and demands of whatever nature; its tangible and intangible personal property of all kinds; its deferred charges, advance payments, pre-paid items, claims for refunds, rights of offset and credits of all kinds; all credit balances of or inuring to it under any state unemployment compensation plan or fund; restrictive covenants and obligations of present and former officers and employees and of individuals and corporations; its accounts, general intangibles, returned and repossessed goods, and rights as an unpaid vendor, secured party or lienor; its credit balances, documents, instruments and other choses in action; its rights (but not liabilities other than the Assumed Liabilities) under contracts, purchase orders, personal property, leases, joint venture agreements or arrangements and other agreements; its files, papers and records relating to the aforesaid business, properties and assets; its inventory, securities, machinery, equipment, software, pre-paid expenses, work in process, contracts, tools, dies, office furniture and equipment, drawings, product literature, and customer records; provided that the Purchased Assets shall not include the Retained Assets.

           "Registration Statement" shall mean the Registration Statement described in Paragraph 9 of this Agreement.

           "Retained Assets" shall mean the assets and properties of Seller described in Exhibit C to this Agreement.

           "Retained Liabilities" shall mean all Liabilities of the Seller which are not Assumed Liabilities.

           "SEC" shall mean the Securities and Exchange Commission.

        "Seller's Common Stock" shall mean the common stock, par value $.001 per share, of Seller.

           "Seller's Disclosure Statement" shall mean the disclosure statement and attachments thereto delivered in draft form by Seller to Buyer simultaneously with the signing of this Agreement and in final form at Closing.

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           "Seller's Majority Shareholder Approval" shall mean the approval of this Agreement and the dissolution of the Seller by the holders of a majority of the outstanding voting shares of the Seller at the Special Meeting.

           "Seller's SEC Documents" shall mean all forms, documents, financial statements and schedules included therein filed by Seller with the SEC under the Exchange Act or the Act since April 12, 2000 and on or before the Closing Date.

           "Shares" shall mean the shares of voting common stock of Buyer, par value $.0001 per share, to be issued in accordance with this Agreement.

           "Special Meeting" shall mean the Special Meeting of the shareholders of Seller described in Paragraph 9 of this Agreement.

           "Subsidiaries" shall mean any entity in which a person holds, directly or indirectly, a majority of the outstanding voting rights or equity interest in such entity.

           "Taxes" shall mean all federal, state, local and foreign taxes, including, without limitation, income taxes, excise taxes, sales taxes, use taxes, gross receipts taxes, franchise taxes, employment and payroll taxes, property taxes, import duties and interest and penalties in connection with any of the foregoing.

                      "Tax Returns" for any specified year shall mean the
               federal and state tax returns of the Seller as of and for the period ending December 31 of such year prepared by the Seller and filed with the appropriate taxing authority, true and correct copies of which were previously supplied by Seller to Buyer.

           2. Sale of Purchased Assets. Subject to and upon the terms and conditions of this Agreement, at the Closing, the Seller will sell, transfer, assign, convey and deliver to the Buyer, and the Buyer will purchase, accept and acquire from the Seller all of the Purchased Assets.

           3. (a) Purchase Price for Purchased Assets. The aggregate consideration to be paid by the Buyer for the Purchased Assets ("Consideration") at the Closing will be the issuance and delivery of the Shares and the assumption by the Buyer of the Assumed Liabilities. The Buyer and Seller shall agree that the Consideration shall be allocated as provided in an Allocation Agreement to be entered into between Buyer and Seller prior to Closing ("Allocation") and such Allocation shall be used by Seller and Buyer for all tax return filings and payments.

                             (i) Shares. Subject to the terms of this Agreement,
Buyer will issue and deliver to the Seller at the Closing 1.2676 Shares for each share of Seller's Common Stock outstanding as of the Closing Date (the "Exchange Ratio"), of which (a) one (1) Share for each share of Seller's Common Stock outstanding as of the Closing Date shall be immediately issued to Seller's stockholders of record as of the Closing Date, and (b) .2676 Shares for each share of Seller's Common Stock outstanding as of the Closing Date shall be delivered to the Escrow Agent under the Escrow Agreement and held as security for undisclosed liabilities of Seller for a period of ninety (90) days, and then, to the extent not returned to Buyer pursuant to the terms of the Escrow Agreement to satisfy Indemnity Loss asserted against Seller by Buyer, shall then be issued to Seller's stockholders of record as of the Closing Date, and (c) any additional Shares required to be delivered to Seller under Paragraph 25 hereof. Buyer shall reserve a sufficient number of Shares for issuance upon exercise of the options and warrants listed in Exhibit A and assumed by Buyer as part of the Assumed Liabilities. No fractional Shares shall be issuable pursuant to this Paragraph 3(a)(i), and no adjustment shall be made with respect to such fractional Shares not issued. Any Shares not issued pursuant to the above provisions by reason of the lack of adjustment for fractional shares shall be retransferred forthwith by Seller to Buyer.

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                             (ii) Assumed Liabilities. The Buyer will assume the
Assumed Liabilities. Each option or warrant to purchase Seller's Common Stock listed in Exhibit A and assumed by Buyer as part of the Assumed Liabilities, shall, as of the Closing Date, constitute an option or warrant to purchase such number of Shares as results from application of the Exchange Ratio to the number of shares of Seller's Common Stock as to which such option or warrant is exercisable.


           4. Instruments of Transfer; Payment of Purchase Price and Assumption of Liabilities; Further Assurances.

              (a) Seller's Deliveries at Closing. At the Closing, the Seller shall execute and deliver to Buyer:

                  (i) Bill(s) of Sale and/or Assignment Agreements for the Purchased Assets in form(s) reasonably satisfactory to the Buyer;

                  (ii) Assignment of the Leases;

                  (iii) Assignment to Buyer of the Intellectual Property in form reasonably satisfactory to Buyer;

                  (iv) Legal Opinion by Seller's counsel in form reasonably satisfactory to Buyer and consistent with the provisions set forth in Paragraph 12(f) of this Agreement;

                  (v) Evidence of the authorization of this Agreement and the transactions contemplated or required under this Agreement by Seller's Board of Directors and Shareholders;

                  (vi) Such other instrument or instruments of transfer in such form as shall be reasonably necessary or appropriate to vest in the Buyer good and valid title to the Purchased Assets;

                  (vii) The Escrow Agreement;

                  (viii) Fairness Opinion; and

                  (ix) UCC, Judgment and Tax Lien searches confirming that the Purchased Assets are free and clear of any liens, encumbrances, pledges, security interests, claims and other encumbrances not satisfactory to Buyer.

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              (b) Buyer's Deliveries at Closing. At the Closing, the Buyer shall execute and/or deliver to the Seller:

                  (i) the Shares to be delivered pursuant to Paragraph 3(a)(i) and Paragraph 25 of this Agreement;

                  (ii) the Escrow Agreement;

                  (iii) an instrument under which Buyer will assume the Assumed Liabilities in a form reasonably satisfactory to the Seller;

                  (iv) Evidence of the authorization of this Agreement and the transactions contemplated or required under this Agreement by Buyer's Board of Directors; and

                  (v) Legal Opinion by Buyer's counsel in form reasonably satisfactory to Seller and consistent with the provisions set forth in Paragraph 11(g) of this Agreement.

              (d) Other Transfer Instruments; Inspection Rights. Following the Closing, at the request of the Buyer, the Seller shall (i) deliver any further instruments of transfer and take all reasonable action as may be necessary or appropriate (A) to vest in the Buyer all of the Seller's rights and title in and to the Purchased Assets, and (B) to transfer to the Buyer all of the Seller's rights to licenses and permits necessary for the operation of the Purchased Assets (to the extent such licenses and permits are transferable), and (ii) permit the Buyer or representatives of the Buyer during normal business hours upon reasonable notice to inspect and make copies of the Seller's books of account and other records which are Retained Assets.

           5. Transfer of Name. From and after the Closing, Buyer shall own the rights of Seller in and to the names "Enterprises Solutions, Inc.", "TAD", "GPS Enabled TAD", "Bonded Network Architecture", "Bondable Network Architecture", "SAPPHIRE ONE OSS", "Trusted Hardened Server", "Trusted TAD Key Loader" and "Hardened DHCP". Notwithstanding the above, Buyer will grant to Seller a limited right to use the name "Enterprises Solutions, Inc." for purposes of Seller's dissolution and winding down.

           6. Representations and Warranties of the Seller. The Seller represents and warrants to the Buyer as follows:

              (a) Organization; Good Standing. The Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada. The Seller has all requisite corporate power and authority and legal right to own, operate and lease its real and personal properties, to carry on its business as now being conducted, and to enter into this Agreement and perform its obligations under this Agreement. Except as disclosed in Seller's Disclosure Statement, the Seller is qualified to do business in each jurisdiction where the conduct of its business or the ownership of its property requires such qualification and where the failure to so qualify would have an adverse effect on the business of Seller. The Seller has no outstanding shares of Preferred Stock. The Seller is not a party to any shareholder control agreements. The chief executive office and principal place of business and the place where the Seller maintains all records relating to its business is 140 Wood Road, Suite 200, Braintree, MA 02184.

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              (b) Seller's SEC Documents. The Seller has filed with the SEC, and has made available to Buyer through EDGAR true and complete copies of Seller's SEC Documents. The Financial Statements included in the Seller's SEC Documents
(i) were prepared from, and were in accordance with, the books and records of the Seller as of the dates thereof or for the periods presented therein, (ii) were prepared in accordance with GAAP applied on a consistent basis as of the dates thereof or for the periods presented therein (except as otherwise noted therein and except that the quarterly financial statements were subject to year end adjustment and do not contain all footnote disclosures required by GAAP),
(iii) complied in all respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto as of the dates thereof or for the periods presented therein and (iv) fairly presented in all material respects the financial position and the results of operations and cash flows of the Seller all as of the dates thereof or for the periods presented therein.

              (c) Absence of Certain Changes. Except as disclosed in the Seller's SEC Documents, this Agreement and Seller's Disclosure Statement, from December 31, 2000, to the execution of this Agreement: (i) the business of the Seller has been conducted in the ordinary course of business, consistent with past practice; and (ii) there has been no material adverse change in the financial condition, properties, business or results of operations of the Seller taken as a whole including (i) any damage, destruction or loss having a material adverse effect on the properties, business, financial condition or results of operations of the Seller, taken as a whole; (ii) any declaration, setting aside of funds for or payment of any dividend or other distribution in respect of any shares of the Seller's stock or any direct or indirect redemption, purchase or other acquisition of any of the Seller's stock by Seller, or (iii) any general increase in the rate of payment of the salaries, wages, bonuses or commissions of any of the Seller's employees or individual increase for any employee whose annual rate of compensation exceeds $40,000.

              (d) Tax Returns and Payments. Except as disclosed in Seller's Disclosure Statement, Seller has duly filed all state, federal, local and foreign tax returns and reports (or extension with respect thereto) required to be filed by the date hereof and has paid all amounts owed for any and all federal, state and local taxes. All monies required to be withheld by the Seller from employees for income taxes, Social Security and unemployment insurance taxes have been collected or withheld, and either paid to the respective governmental agencies or set aside in accounts for such purpose, or accrued, reserved against, and entered upon the books of the Seller. The Seller has furnished to the Buyer true and complete copies of the federal income tax returns of the Seller and any amendments thereto for each of fiscal years ended December 31, 1998, 1999, and 2000.

              (e) Title to Purchased Assets. Except as disclosed in Seller's Disclosure Statement, the Seller has good and valid title to all of the Purchased Assets, subject in each case, to no mortgage, pledge, option, escrow, hypothecation, lien, security interest, financing statement, lease, charge, encumbrance, easement or conditional sale or other title retention agreement.

              (f) Completeness and Condition of Property. The Purchased Assets include all of the properties, software, documents, equipment, licenses, patents, patent applications, patent registrations, technology, trademarks, trademark applications, trademark registrations, copyrights, copyright applications, copyright registrations, Intellectual Property and rights which are necessary to conduct the Seller's business substantially as conducted immediately prior to the execution of this Agreement.

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              (g) Trademarks, Copyrights, Licenses, etc. A list and brief description of the Intellectual Property are included in Seller's Disclosure Statement. Seller owns or possesses the right to the Intellectual Property, described in Seller's Disclosure Statement, necessary for the conduct of its business and Seller has not received notice of any conflict with the rights of others, or any use by others which conflicts in any respect with the rights of the Seller in the Intellectual Property described in Seller's Disclosure Statement. Except as disclosed in Seller's Disclosure Statement, the Intellectual Property is fully assignable without the consent of any third party. Seller has not received or given notice of any default or claimed or purported or alleged default on the part of any party in the performance or payment of any material obligation to be performed or paid by any party under the Intellectual Property described in Seller's Disclosure Statement. During the past two years the only names by which the Seller has been known or which Seller has used are. Seller will deliver to Buyer true and correct copies of each agreement, patent, copyright or trademark described in Seller's Disclosure Statement.

              (h) Litigation; Compliance with Laws; etc. Except as included in Seller's Disclosure Statement, there is (i) no suit or action pending or to Seller's knowledge threatened, against Seller or the property of Seller, or (ii) no governmental investigation or inquiry pending or to Seller's knowledge threatened against the Seller, affecting Seller or its business operations, of which Seller has received notice, which matter referred to in clauses (i) and
(ii) above would, severally or in the aggregate, have an adverse affect on the condition (financial or otherwise) of the business of Seller (taken as a whole) or the Purchased Assets (taken as a whole). Seller has complied with and to its knowledge is not in default in any respect under any laws, ordinances or governmental requirements, regulations or orders applicable to its business and properties where such failure or default would have an adverse affect on the condition (financial or otherwise), business of the Seller (taken as a whole) or the Purchased Assets (taken as a whole). To Seller's knowledge, no investigation is pending by any federal, state or local government, or by any agency or instrumentality thereof, the effect of which would have an adverse affect on the business of the Seller (taken as a whole) or the Purchased Assets (taken as a whole).

              (i) Authority. The execution and delivery of this Agreement and the consummation of the transactions contemplated or required under this Agreement have been duly authorized by all necessary corporate action on the part of the Seller subject to the approval of the dissolution of Seller by the shareholders of the Seller. This Agreement has been duly authorized, executed and delivered by the Seller and constitutes, subject to the approval of the dissolution of Seller by the shareholders of the Seller, a legal, valid and binding obligation of the Seller enforceable against the Seller in accordance with its terms except to the extent that enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization or other laws affecting the enforcement of creditors' rights generally and principles of equity.

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              (j) Compliance with Other Instruments, etc. Except as the terms of the leases and agreements provided in Seller's Disclosure Statement so specify, to Seller's knowledge, neither the execution and delivery of the Agreement nor the consummation of the transactions contemplated under this Agreement will conflict with or result in any violation of or constitute a default under any term of the certificate of incorporation or by-laws of Seller or any agreement, mortgage, indenture, franchise, license, permit, authorization, lease or other instrument, judgment, decree or order involving the Seller, its assets or the Purchased Assets, or, to the knowledge of Seller, any law or regulation, by which the Seller, its assets, or the Purchased Assets are bound.

              (k) Governmental and Other Consents. Except as otherwise disclosed by the Seller to Buyer in Seller's Disclosure Statement, no consent, approval, order or authorization of, or registration, declaration or filing with, any federal, state, local or foreign governmental authority is required by or with respect to the Seller in connection with the execution and delivery of this Agreement by the Seller or the consummation by the Seller of the transactions contemplated or required hereby, except for (i) the filing of the Proxy Statement with the SEC in connection with Special Meeting described in Paragraph 9 of this Agreement, (ii) the filing and effectiveness of the Registration Statement to be filed with the SEC, and (iii) filings and effectiveness of the Registration Statement to be filed with various Blue Sky authorities.

              (l) Agreements, etc. Seller's Disclosure Statement contains a true, correct and complete list of all real property leases, personal property leases, distributor agreements, sale, agency or marketing agreements, licensing agreements, royalty agreements, development agreements and franchise agreements to which Seller is a party or in which the Seller has an interest. Except as the terms of the leases and agreements listed on Seller's Disclosure Statement so specify, Seller is not aware of any reason why such leases and agreements are not fully assignable without the consent of any third party. To Seller's knowledge, there exists no default or claimed or purported or alleged default of any party in the performance of any obligation to be performed or paid by any party under any contracts, plans or other instruments or arrangements referred to in or submitted as a part of Seller's Disclosure Statement. Seller has not received or given notice of any default or claimed or purported or alleged default on the part of any party in the performance or payment of any obligation to be performed or paid by any party under any contracts, plans or other instruments or arrangements referred to in or submitted as a part of Seller's Disclosure Statement.

              (m) ERISA. Seller has no "employee benefit plans: subject to ERISA or other federal and state statutes and regulations relating to "employee benefit plans," as such term is defined inss.3(3) of ERISA.

              (n) Safety Deposit Boxes, Lock Boxes, Securities. A list and brief description of all safe deposit boxes, lock boxes, stocks, bonds and other securities in the names of or owned or controlled by the Seller and details about persons having access thereto is included in Seller's Disclosure Statement.

              (o) Environmental Compliance. There are no facts or circumstances which now exist of which Seller has direct knowledge that could form the basis for the assertion of a claim against the Seller relating to past or present environmental practices of Seller asserted under the Comprehensive Environmental Response Compensation and Liability Act of 1980 ("CERCLA"), the Resource Conservation and Recovery Act ("RCRA") or any other federal, state or local environmental statute, which claim, if adversely determined would have an adverse effect on the business, properties or condition (financial or otherwise) of the Seller, taken as a whole.

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              (p) Customers and Suppliers. A complete list of names and
addresses of the potential customers and suppliers of Seller is included in Seller's Disclosure Statement. The Seller has no knowledge of any intention of any customer or supplier to terminate, cancel, modify, or change its business relationship with the Seller which individually or in the aggregate would be materially adverse to the business of the Seller taken as a whole. Except as to the agreements listed in Seller's Disclosure Statement which may not be assigned pursuant to their terms, the Seller has no knowledge of any existing events or conditions or state of facts or circumstances relating to the Seller's relationships with customers and suppliers that will prevent the Buyer from conducting the business of the Seller after the consummation of the transactions contemplated by this Agreement in essentially the same manner in which it had been conducted by the Seller prior to the Closing Date.

              (q) Permits and Licenses. Included in Seller's Disclosure Statement is a list and brief description of all permits, licenses, notices and similar filings that are required in the Seller's operation of its business in each jurisdiction in which it conducts business, the failure of which to possess would have an adverse effect on the business, properties or condition (financial or otherwise) of the Seller, taken as a whole. Except as set forth in Seller's Disclosure Statement, all such permits, licenses, notices and similar filings may be freely transferred to the Buyer.

              (r) Accuracy of Documents. All agreements, contracts, leases, titles, patents, copyrights, licenses, permits, trademarks and other documents delivered by the Seller to the Buyer for the Buyer's review in connection with this Agreement and the transactions contemplated hereby, including without limitation, the certificate of incorporation, by-laws, corporate minutes and tax returns are true, correct and complete copies of all such agreements, contracts, titles and other documents.

              (s) Inventory. Except as set forth in Seller's Disclosure Statement, the Seller has no inventory.

              (t) Accounts Receivable. All of Seller's accounts receivable represent bona fide amounts due for sales of goods or provision of services; arose in the ordinary course of business; and except as set forth in Seller's Disclosure Statement, all of the accounts receivable are fully collectible. Except as set forth in Seller's Disclosure Statement, the Seller has no knowledge of any accounts receivable that are being contested or disputed by the obligor thereon, or which the Seller has reason to believe will be contested or disputed.

              (u) Transactions with Affiliates. No transaction in excess of $5,000 between the Seller and any Affiliate, relating to Purchased Assets or Assumed Liabilities, has been fraudulent with respect to any creditor of the Seller or any of its Affiliates.

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              (v) Product Warranties. Seller's Disclosure Statement includes a copy of the standard maintenance and warranty policy for the proposed products to be sold by Seller. The Seller (i) has not made any warranties other than specified in the agreements listed in Seller's Disclosure Statement and the standard warranties disclosed in Seller's Disclosure Statement; (ii) has not received written notice of any claim based on any product warranty and/or based upon any alleged failure to meet Seller's specifications; and (iii) has no knowledge or any reasonable ground to know of any claim (actual or threatened) based on any product warranty of which it has received no written notice.

              (w) Brokers' or Finder's Fee. Except as disclosed in Seller's Disclosure Statement, no agent, broker, investment banker, or other firm acting on behalf of Seller, or any shareholder of Seller, or under the authority of any of them, is or will be entitled to any broker's or finder's fee or any other commission or similar fee directly or indirectly from Seller or any such shareholder in connection with any of the transactions contemplated by this Agreement.

              (x) Securities Law Compliance. The information supplied by the Seller for inclusion in the Proxy Statement shall not, on the date the Proxy Statement is first mailed to shareholders of the Seller, at the time of the Special Meeting, and at the time of Closing, contain any statement which, at such time and in light of the circumstances under which it shall be made, is false or misleading with respect to any material fact, or omit to state any material fact necessary in order to make the statements made in the Proxy Statement not false or misleading. If at any time prior to the Closing, any event relating to the Seller or any of its Affiliates should be discovered by the Seller which should be set forth in a supplement to the Proxy Statement, the Seller shall promptly inform the Buyer. Notwithstanding the foregoing, the Seller makes no representation, warranty or covenant with respect to any information supplied by the Buyer that is contained in any of the foregoing documents.


           7. Representations and Warranties of Buyer. Buyer represents and warrants to the Seller as follows:

              (a) Organization; Good Standing. The Buyer is a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation. The Buyer has all requisite corporate power and authority and legal right to own, operate and lease its real and personal properties, to carry on its business as now being conducted, and to enter into this Agreement and perform its obligations under this Agreement. The Buyer is qualified to do business in each jurisdiction where the conduct of its business or the ownership of its property requires such qualification and where the failure to so qualify would have an adverse effect on the business of Buyer.

              (b) Buyer's SEC Documents. The Buyer has filed with the SEC, and has made available to Seller through EDGAR true and complete copies of Buyer's SEC Documents. The Financial Statements included in the Buyer's SEC Documents
(i) were prepared from, and are were in accordance with, the books and records of the Seller as of the dates thereof or for the periods presented therein, (ii) were prepared in accordance with GAAP applied on a consistent basis as of the dates thereof or for the periods presented therein (except as otherwise noted therein and except that the quarterly financial statements were subject to year end adjustment and do not contain all footnote disclosures required by GAAP),
(iii) complied in all respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto as of the dates thereof or for the periods presented therein and (iv) fairly presented in all material respects the financial position and the results of operations and cash flows of the Seller all as of the dates thereof or for the periods presented therein.

              (c) Absence of Certain Changes. Except as disclosed in the Buyer's SEC Documents, this Agreement and Disclosure Statement, from December 31, 2000, to the execution of this Agreement, the business of the Buyer has been conducted in the ordinary course of business, consistent with past practice. From December 31, 2000, to the execution of this Agreement, there has been no material adverse change in the financial condition, properties, business or results of operations of the Buyer taken as a whole including (i) any damage, destruction or loss having a material adverse effect on the properties, business, financial condition or results of operations of the Buyer, taken as a whole; or (ii) any declaration, setting aside of funds for or payment of any dividend or other distribution in respect of any shares of the Buyer's stock or any direct or indirect redemption, purchase or other acquisition of any of the Buyer's stock by Buyer.

              (d) Tax Returns and Payments. Except as disclosed in Buyer's Disclosure Statement, Buyer has duly filed all state, federal, local and foreign tax returns and reports (or extension with respect thereto) required to be filed by the date hereof and has paid all amounts owed for any and all federal, state and local taxes. All monies required to be withheld by the Buyer from employees for income taxes, Social Security and unemployment insurance taxes have been collected or withheld, and either paid to the respective governmental agencies or set aside in accounts for such purpose, or accrued, reserved against, and entered upon the books of the Buyer.

              (e) Litigation; Compliance with Laws; etc. Except as included in Buyer's Disclosure Statement or the Buyer's SEC Documents, there is (i) no suit or action pending or to Buyer's knowledge threatened, against Buyer or the property of Buyer, or (ii) no governmental investigation or inquiry pending or to Buyer's knowledge threatened against the Buyer, affecting Buyer or its business operations, of which Buyer has received notice, which matter referred to in clauses (i) and (ii) above would, severally or in the aggregate, have a material adverse affect on the condition (financial or otherwise) of the business of Buyer (taken as a whole) or the Buyer's ability to acquire the Purchased Assets (taken as a whole) as contemplated by this Agreement. Buyer has complied with and to its knowledge is not in default in any respect under any laws, ordinances or governmental requirements, regulations or orders applicable to its business and properties where such failure or default would have a material adverse affect on the condition (financial or otherwise), of the business of the Buyer (taken as a whole) or the Buyer's ability to acquire the Purchased Assets (taken as a whole) as contemplated by this Agreement. To Buyer's knowledge, no investigation is pending by any federal, state or local government, or by any agency or instrumentality thereof, the effect of which could have a material adverse affect on the business of the Buyer (taken as a whole) or the Buyer's ability to acquire the Purchased Assets (taken as a whole) as contemplated by this Agreement.

              (f) Authority. The execution and delivery of this Agreement and the consummation of the transactions contemplated or required hereby have been duly authorized by all necessary corporate action on the part of the Buyer. This Agreement has been duly executed and delivered by the Buyer and constitutes a valid and binding obligation of the Buyer enforceable in accordance with its terms except to the extent that enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization or other laws affecting the enforcement of creditors' rights generally and principles of equity.

              (g) Compliance with Instruments, Consents, Adverse Agreements. Neither the execution and the delivery of this Agreement nor the consummation of the transaction contemplated hereby will conflict with or result in any violation of or constitute a default under the Buyer's organization documents or any agreement, mortgage, indenture, license, permit, lease or other instrument, judgment, decree, order, or, to the knowledge of the Buyer, any law or regulation by which the Buyer is bound. No consent, approval or authorization of or designation, declaration or filing with any governmental authority or persons or entities on the part of the Buyer is required in connection with the execution or delivery of this Agreement, or the consummation of the transaction contemplated hereby except for the Proxy Statement and Registration Statement described in Paragraph 9 of this Agreement. The Buyer is not a party to or subject to any agreement or instrument, or subject to any charter or other restriction or any judgment, order, writ, injunction, decree, law, rule or regulation which adversely affects or, so far as the Buyer can now reasonably foresee, may in the future adversely affect the business operations, prospects, properties, assets or condition, financial or otherwise, of the Buyer.

              (h) Brokers' or Finder's Fee. No agent, broker, investment banker, or other firm acting on behalf of Buyer, or any shareholder of Buyer, or under the authority of any of them, is or will be entitled to any broker's or finder's fee or any other commission or similar fee directly or indirectly from Buyer or any such shareholder in connection with any of the transactions contemplated by this Agreement.

              (i) Registration Statement; Proxy Statement/Prospectus. The information to be supplied by Buyer for inclusion in the Registration Statement shall not at the time the Registration Statement is declared effective by the SEC contain any untrue statement of a material fact or omit to state any material fact required to be stated in the Registration Statement or necessary in order to make the statements in the Registration Statement, in light of the circumstances under which they were made, not misleading. If at any time prior to the Closing, any event relating to the Buyer or any of its Affiliates should be discovered by the Buyer which should be set forth in an amendment to the Registration Statement, the Buyer shall promptly inform the Seller. Notwithstanding the foregoing, the Buyer makes no representation, warranty or covenant with respect to any information supplied by Seller that is contained in any of the foregoing documents.

              (j) Title to Shares. All Shares to be transferred to Seller at Closing will be fully paid and nonassessable and shall be free and clear of all liens and encumbrances.

              (k) Preemptive Rights. There are no preemptive rights or other rights to subscribe for or to purchase any shares of capital stock of the Buyer pursuant to Buyer's articles of incorporation, bylaws or any agreement or other instrument to which Buyer is a party or by which Buyer is bound which would be triggered by the transactions contemplated or evidenced by this Agreement.

           8. Conduct of Business.

              (a) After the execution by both parties of this Agreement and up to and including the Closing Date, the Seller will:

                  (i) use commercially reasonable efforts to preserve its business organization intact, to keep available the services of its employees and representatives and to preserve the goodwill of its employees, customers, suppliers and others having business relations with the Seller; and (ii) maintain its books, accounts and records in the usual manner on a basis consistent with prior years.

                  (iii) maintain in good repair, working order and condition, reasonable wear and tear excepted, all items of tools, furniture, machinery, vehicles, equipment and all other items of tangible personal property included in the Purchased Assets.

              (b) After the execution by both parties of this Agreement and up to and including the Closing Date, the Seller will not, without the prior written consent of Buyer:

                  (i) modify its practices with respect to employee compensation or benefits, enter into any new oral or written compensation agreements with employees or amend any existing oral or written compensation agreements (except for annual increases in compensation of employees in the ordinary course of business and consistent with past practice);

                  (ii) issue or contract to issue any debt or guarantees of debt other than draws under existing lines of credit;

                  (iii) enter into any joint venture, partnership or other similar arrangement for the conduct of its business;

                  (iv) make any loans or advances to any employee, officer, director or Affiliate of the Seller; provided, that Seller may settle its obligations to John A. Solomon under its employment agreement with John A. Solomon for not more than the amount determined in good faith by the Board of Directors of Seller to represent Seller's obligation thereunder to John A. Solomon;

                  (v) directly or indirectly dispose or accelerate realization of any of its assets, including inventory and receivables, except in the ordinary course of business and consistent with past practice;

                  (vi) change the character of its business; or

                  (vii) enter into any other transaction not in the ordinary course of business;

                  (viii) enter into any contract to merge or consolidate with any other corporation; or

                  (ix) sell, transfer, or otherwise dispose of or encumber all or any part of the Purchased Assets, other than in the ordinary course of business.

              (c) After the execution by both parties of this Agreement and up to and including the Closing Date, the Buyer will not, without the prior written consent of Seller, issue additional Shares; provided that Buyer may issue up to an additional 11,000,000 Shares to equity investors in Buyer.

           9. Additional Covenants.

              (a) Access to Properties and Records. Seller shall permit the Buyer reasonable access to its properties, and shall disclose and make available to the Buyer hereto all books, papers and records relating to the Purchased Assets, including, but not limited to, all books of account, the general ledger, tax records, minute books of directors' and stockholders' meetings, organizational documents, by-laws, material contracts and agreements, filings with any regulatory authority, accountants' work papers, litigation files, employees, and any other business activities or prospects in which the Buyer may have a reasonable interest in light of the transactions contemplated or required under this Agreement.

              (b) Confidentiality. All information furnished by each party hereto to the other shall be treated as the sole property of the party furnishing the information except that, after the Closing, all information relating to the Purchased Assets shall be treated as the sole property of the Buyer. If this Agreement shall be terminated, the party receiving the information shall return to the party which furnished such information all documents or other materials containing, reflecting or referring to such information, shall keep confidential all such information, and shall not directly or indirectly use such information for any competitive or other commercial purpose. The obligation to keep such information confidential shall continue for five (5) years from the date this Agreement is terminated and shall not apply to any information which (i) the party receiving the information can establish by convincing evidence was already in its possession prior to the disclosure thereof by the party furnishing the information; (ii) was at the time of disclosure generally known to the public; (iii) thereafter became known to the public through no fault of the party receiving the information; (iv) was disclosed to the party receiving the information by a third party not bound by an obligation of confidentiality; (v) is required to be disclosed in accordance with an order of a court of competent jurisdiction; or (vi) is required to be disclosed upon the advice of counsel in any document which must be publicly filed as a result of this Agreement and the transactions evidenced thereby.

              (c) Proxy Statement/Prospectus; Registration Statement. As promptly as practical after execution of this Agreement, Buyer and Seller shall prepare and file with SEC the Registration Statement, in which the Proxy Statement will be included as a prospectus. The Buyer and Seller shall use all reasonable efforts to cause the Registration Statement to become effective as soon after such filing as practical. The Proxy Statement, and any supplement thereto, shall include the recommendation of the Board of Directors of Seller in favor of this Agreement, provided that the Board of Directors of the Seller may withdraw such recommendation if it believes in its good faith reasonable judgment, based upon and consistent with advice received in consultation with outside legal counsel, that the withdrawal of such recommendation is necessary for the Board of Directors of Seller to comply with its fiduciary duties under applicable law.

              (d) Approval of Seller's Stockholders; Proxy Statement. The Seller shall cause the Special Meeting to be duly called and held for the purpose of approving the dissolution of the Seller, which approval will result in Seller causing the transactions contemplated by this Agreement to occur. The Seller will use its best efforts to call and hold the Special Meeting as promptly as practicable following the effective date of the Registration Statement. The Seller shall cause the Proxy Statement to be distributed to each shareholder of record of the Seller as of the record date for the Special Meeting in accordance with Regulation 14A under the Exchange Act and applicable state law. The Seller will deliver to Buyer promptly after the conclusion of the Special Meeting a certificate of its Secretary stating the number of shares voted for and against such proposal as well as the number of abstentions and broker non-votes.

              (e) Approval of Buyer's Stockholders; Proxy Statement. The Buyer shall cause a Special Meeting of Stockholders to be duly called and held (the "Buyer's Special Meeting") for the purpose of approval of a recapitalization of Buyer to increase its authorized common stock to 100,000,000 shares and to authorize a class of 5,000,000 shares of preferred stock and to change its name to "Internet High Assurance Corporation" (iHAC), or such other name as is mutually agreeable to Buyer and Seller. The Buyer will use its best efforts to call and hold Buyer's Special Meeting as promptly as practicable following the effective date of the Registration Statement. The Buyer shall cause the Proxy Statement to be distributed to each shareholder of record of the Buyer as of the record date for the Buyer's Special Meeting in accordance with Regulation 14A under the Exchange Act and applicable state law. The Buyer will deliver to Seller promptly after the conclusion of the Special Meeting a certificate of its Secretary stating the number of shares voted for and against such proposal as well as the number of abstentions and broker non-votes.

              (f) Regulatory Filings. The Seller and Buyer will take all such action as may be necessary under the federal securities laws applicable to or necessary for, and will file and, if appropriate, use their best efforts to have declared effective or approved all documents and notifications with the SEC and other governmental or regulatory bodies which they deem necessary or appropriate for the consummation of this Agreement and the transactions contemplated or required hereby under the Securities Act, the Exchange Act, applicable state blue sky laws and the rules and regulations thereunder, and each party shall give the other information reasonably requested by such other party pertaining to it and its subsidiaries and Affiliates to enable such other party to take such actions.

              (g) Public Announcements. At all times until the approval of Seller's shareholders as described in Paragraph 9(d), each party shall promptly advise and cooperate with the other before issuing, or permitting any of its subsidiaries, directors, officers, employees or agents to issue any press release or other public announcement to the press or any third party with respect to this Agreement or the transactions contemplated or required hereby.

              (h) Certain Notices. Each of the parties hereto shall promptly notify the other in writing upon becoming aware of (i) any order or decree or any complaint (or threat thereof) seeking any order or decree restraining or enjoining or seeking damages in connection with the consummation of this Agreement or any of the transactions contemplated or required under this Agreement, or upon receiving any notice from any person, firm or corporation or any governmental department, court, agency or commission of his or its intention to institute an investigation into, or institute a suit or proceeding to restrain or enjoin or to seek damages in connection with the consummation of this Agreement, or to nullify or render ineffective this Agreement or such transactions contemplated or required under this Agreement or (ii) the occurrence or impending or threatened occurrence of any event which would cause or constitute a breach, or would have caused a breach had such event occurred or been known prior to the date hereof, of any of its representations and warranties contained in this Agreement.

                    (i) OTC Bulletin Board Listing. Buyer will maintain the OTC Bulletin Board listing for the Shares and shall use its best efforts to cause all Shares issued to Seller to be approved for quotation on the OTC Bulletin Board.

                    (j) Assignment of Leases. Buyer agrees to assume all obligations of Seller under the Leases arising on or after the date of Closing.

                    (k) Insurance. If requested by Buyer, Seller shall cause Buyer to be named as an additional insured under all of Seller's existing corporate insurance policies provided that Buyer pays any additional costs for such coverage.

           10. Survival of Representations and Warranties. The parties hereto agree that all representations and warranties made in this Agreement or in any Exhibit attached hereto, certificate or document delivered herewith or at the Closing shall survive the execution and delivery thereof and the Closing hereunder for the period of ninety (90) days from the Closing Date.

           11. Conditions Precedent to the Obligations of Seller. All obligations of Seller under this Agreement are subject to the fulfillment, at or prior to the Closing Date, of each of the following conditions, any or all of which may be waived in whole or in part at or prior to the Closing Date by
Seller:

               (a) Buyer's Representations and Warranties. The representations and warranties of Buyer herein contained shall be true and correct in all material respects on and as of the Closing Date with the same force and effect as though made on and as of the Closing Date, except as affected by transactions contemplated or permitted by this Agreement.

              (b) Buyer's Covenants. Buyer shall have performed all of its obligations and agreements and complied with all its covenants contained in this Agreement to be performed and complied with by Buyer on or prior to the Closing Date.

              (c) No Litigation. No action, suit or proceeding before any court or any governmental or regulatory authority shall have been commenced and still be pending, no investigation by any governmental or regulatory authority shall have been commenced and still be pending, and no action, suit or proceeding by any governmental or regulatory authority shall have been commenced against Buyer, seeking to restrain, prevent or change the transactions contemplated under this Agreement or questioning the validity or legality of any of such transactions.

              (d) Registration Statement, Proxy Statement, State Securities Laws. The conditions described in Paragraph 12(g) of this Agreement shall have been fulfilled.

              (e) Seller's Shareholders Approval. Seller shall have obtained the approval of the shareholders of Seller for the dissolution of the Seller under Paragraph 9(d).

              (f) Documentation. All matters and proceedings taken in connection with the sale of the Purchased Assets as herein contemplated, including forms of instruments and matters of title, shall be reasonably satisfactory to Seller and its counsel.

              (g) Buyer's Counsel's Opinion. Counsel for Buyer shall have delivered to Seller an opinion, dated the Closing Date, in form and substance satisfactory to counsel for Seller, to the following effect:

                  (i) Buyer (A) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and (B) has all corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted.

                  (ii) Buyer has all requisite corporate power and authority to execute and deliver this Agreement, and to perform its obligations hereunder and thereunder.

                  (iii) The execution, delivery and performance of this Agreement, (A) have been duly authorized by all necessary action of Buyer, and
(B) do not violate any provision of the certificate of incorporation or by-laws of Buyer.

                  (iv) This Agreement has been duly executed and delivered by the Buyer. Assuming due execution and delivery by Seller, this Agreement constitutes the valid and binding obligations of Buyer enforceable in accordance with their respective terms, subject to the qualifications that (A) the rights and remedies of Seller hereunder and thereunder may be limited by bankruptcy, reorganization and other laws of general application relating to or affecting the enforcement of creditors rights, and (B) equitable remedies are subject to the discretion of the court before which any proceedings therefore may be brought.

                  (v) Such counsel does not have any actual knowledge of any action, suit or proceeding at law or in equity or by or before any governmental instrumentality or other agency now pending against the Buyer in which the alleged damages exceed $25,000 except as described in Buyer's SEC Documents.

                  (vi) All Shares issued to Seller have been duly authorized, validly issued and delivered by Buyer.

                  (vii) There are no preemptive rights or other rights to subscribe for or to purchase any shares of capital stock of Buyer pursuant to Buyer's articles of incorporation, bylaws or any agreement or other instrument known to such counsel to which Buyer is a party or by which Buyer is bound which would be triggered by the transactions evidenced or contemplated by this Agreement.

                  (viii) The Registration Statement has been declared effective by order of the SEC, and to such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been instituted or is pending or threatened under the Securities Act.

                  (xi) All Shares to be transferred to Seller at Closing are free and clear of all liens and encumbrances.

              (h) Registration Statement, Proxy Statement, State Securities Laws. The Registration Statement described in Paragraph 9 of this Agreement shall have become effective and no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceeding for that purpose and no similar proceeding in respect of the Proxy Statement shall have been initiated or threatened by the SEC. Buyer shall have received all state securities laws or "Blue Sky" permits and other authorizations necessary to consummate this Agreement and the transactions contemplated by this Agreement.

                  (i) Leases. The Buyer shall have accepted the assignment of the Leases.

                  (j) OTC Bulletin Board Listing. The Shares of the Buyer shall be listed for trading in the OTC Bulletin Board Market as of the Closing Date. .

                  (k) The shareholders of Buyer shall have approved the recapitalization of Buyer as set forth in Section 9(e).


           12. Conditions Precedent to the Obligations of Buyer. All obligations of Buyer under this Agreement are subject to the fulfillment, at the Closing Date, of each of the following conditions, any or all of which may be waived in whole or in part at or prior to the Closing by Buyer:

               (a) Seller's Representations and Warranties. The representations and warranties of Seller herein contained shall be true and correct in all material respects on and as of the Closing Date with the same force and effect as though made on and as of the Closing Date, except as affected by transactions contemplated or permitted by this Agreement.

               (b) Seller's Covenants. Seller shall have performed all of its obligations and agreements and complied with all of its covenants contained in this Agreement to be performed and complied with by Seller on or prior to the Closing Date.

               (c) No Litigation. No action, suit or proceeding before any court or any governmental or regulatory authority shall have been commenced and still be pending, no investigation by any governmental or regulatory authority shall have been commenced and still be pending, and no action, suit or proceeding by any governmental or regulatory authority shall have been commenced against Seller, seeking to restrain, prevent or change the transactions contemplated under this Agreement or questioning the validity or legality of any of such transactions.

               (d) Consents. Buyer shall have received evidence, satisfactory to Buyer and its counsel, that all of the consents disclosed in the Seller's Disclosure Statement have been duly obtained, and that all permits, licenses, franchises, and other authorizations necessary to the operation of the business of Seller have been transferred to or issued to Buyer.

               (e) Documentation. All matters and proceedings taken in connection with the sale of the Purchased Assets by Seller to Buyer as herein contemplated, including forms of instruments and matters of title, shall be reasonably satisfactory to Buyer and its counsel

               (f) Seller's Counsel's Opinion. Counsel for Seller, Messrs. Jackson & Campbell, P.C. shall have delivered to Buyer an opinion, dated the Closing Date, in form and substance satisfactory to counsel for Buyer, to the following effect:

                   (i) Seller (A) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and (B) has all corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted.

                   (ii) Seller has all requisite corporate power and authority to execute and deliver this Agreement, and to perform its obligations hereunder and thereunder.

                   (iii) The execution, delivery and performance of this Agreement, (A) have been duly authorized by all necessary action of Seller, and
(B) do not violate any provision of the certificate of incorporation or by-laws of Seller.

                   (iv) This Agreement has been duly executed and delivered by the Seller. Assuming due execution and delivery by Buyer, this Agreement constitutes the valid and binding obligations of Seller enforceable in accordance with their respective terms, subject to the qualifications that (A) the rights and remedies of Buyer hereunder and thereunder may be limited by bankruptcy, reorganization and other laws of general application relating to or affecting the enforcement of creditors rights, and (B) equitable remedies are subject to the discretion of the court before which any proceedings therefore may be brought.

                   (v) Such counsel does not have any actual knowledge of any mortgage, lien, encumbrance, security interest or other claim upon or with respect to any of the Purchased Assets except for those disclosed in the Seller's Disclosure Statement.

                   (vi) Except as described in this Agreement, such counsel does not have any actual knowledge of any action, suit or proceeding at law or in equity or by or before any governmental instrumentality or other agency now pending against the Seller.

               (g) Registration Statement, Proxy Statement, State Securities Laws. The Registration Statement described in Paragraph 9 of this Agreement shall have become effective and no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceeding for that purpose and no similar proceeding in respect of the Proxy Statement shall have been initiated or threatened by the SEC. Buyer shall have received all state securities laws or "Blue Sky" permits and other authorizations necessary to consummate this Agreement and the transactions contemplated by this Agreement.

               (h) Leases. Seller shall have assigned the Leases to Buyer.

                   (i) Seller's Shareholders Approval. The condition described in Paragraph 11(e) of this Agreement shall be satisfied.

               (k) Escrow Agreement. The Escrow Agreement shall have been executed.

               (l) OTC Bulletin Board Listing. The Shares of the Buyer shall be listed for trading in the OTC Bulletin Board Market as of the Closing Date.

               (m) Agreements with Affiliates Not less than ten (10) days prior to the Closing, the Seller shall deliver to Buyer a list of its Affiliates, identifying all persons who are reasonably and in good faith believed to be, at the time of the Special Meeting, Affiliates of the Seller for purposes of Rule 145 under the Act. The Seller shall use its best efforts to cause each person who is identified as an Affiliate in the list referred to above to deliver to Buyer on or prior to the effective date of the Registration Statement a written agreement, in form reasonably satisfactory to Buyer whereby such persons acknowledge (i) the restrictions on the transfer of Shares issued to Affiliates necessary or advisable to comply with Rule 145 under the Act, and (ii) the appropriate legending of the certificates for the Shares to be issued pursuant to this Agreement. Notwithstanding Paragraph 3 of this Agreement, no stockholder who at the time of the effective date of the Registration Statement was so identified as an Affiliate of the Seller shall be entitled to receive certificates for Buyer's Shares until such stockholder has complied with any and all provisions of this Paragraph 12(m).

           13. Shareholder Approval.

               Simultaneously upon Seller's execution of this Agreement, the directors and executive officers of Seller shall have delivered their approval of this Agreement and the dissolution of the Seller and have agreed to vote their shares of Seller in favor of the dissolution of the Seller at the Special Meeting.

           14. Indemnification.

               (a) Indemnification by Seller. Seller shall indemnify, defend, and hold Buyer and their respective officers, directors, employees, and shareholders and their respective successors and assigns (collectively, "Buyer's Indemnified Persons") harmless from and against an Indemnity Loss asserted against, suffered, or incurred by any of Buyer's Indemnified Persons arising out of or in any way related to:

                   (i) Any misrepresentation in or breach of the representations and warranties of Seller or the failure of Seller to perform any of its covenants or obligations contained in this Agreement, the Assignment Agreements, or in any exhibit, schedule, certificate or other instrument or document furnished to or to be furnished by Seller pursuant to this Agreement or in connection with the transactions contemplated by this Agreement;

                   (ii) Except with respect to the Assumed Liabilities assumed by Buyer under this Agreement, the operation of Seller's business or the use of the Purchased Assets prior to the date hereof;

                   (iii) Any actions, claims, suits, or proceedings asserted by third parties alleging personal injury or property damage due to, arising out of, or by reason of the design, manufacture or use of any products of the Seller's business manufactured on or prior to the Closing Date;

                   (iv) Any worker's compensation claims of any employee or former employee of Seller relating to events occurring on or prior to the Closing Date;

                   (v) Any and all claims for compensation and other employee benefits (including, but not limited to, severance pay, outplacement benefits, disability benefits, health, retiree medical, worker's compensation, tuition assistance, death benefits, and pension and profit sharing plans and claims relating to employment or termination of employment) accruing on or prior to the date hereof, or on or after the date hereof with respect to the payment of severance benefits and other welfare benefit payments, if any, with respect to
(A) employees in the Seller's business who are laid off on or prior to the date hereof and (B) employees in the Seller's business who, on the date hereof, are on medical leave or disability, and related costs and liabilities, regardless of whether such claims and related costs and liabilities are made or incurred before, on or after the Closing Date;

                   (vi) All claims, investigations, actions, suits, proceedings, demands, assessments, judgments, costs and expenses, including reasonable attorneys' fees and expenses, incident to the foregoing (other than Assumed Liabilities); or

                   (vii) Any liabilities, obligations or expenses of Seller not included in the Assumed Liabilities assumed by Buyer pursuant to the provisions of the Agreement.

               (b) Indemnification by Buyer. Buyer shall indemnify, defend, and hold Seller, and its officers, directors, employees, and shareholders and their respective successors and assigns (collectively "Seller's Indemnified Persons"), harmless from and against any Indemnity Loss asserted against, suffered or incurred by any of Seller's Indemnified Persons arising out of or in any way related to:

                   (i) Any misrepresentation in or breach of the representations and warranties of Buyer or the failure of Buyer to perform any of their covenants or obligations contained in this Agreement, the Assignment Agreements, or in any exhibit, schedule, certificate or other instrument or document furnished or to be furnished by Buyer pursuant to this Agreement or in connection with the transactions contemplated by this Agreement;

                   (ii) The use by Buyer of the Purchased Assets after the Buyer has received good and valid title to the Purchased Assets;

                   (iii) The Assumed Liabilities;


                  (iv) All claims, investigations, actions, suits, proceedings, demands, assessments, judgments, costs, and expenses, including reasonable attorneys' fees and expenses, incident to the foregoing;

                   (v) Any actions, investigations, actions, suits, proceedings, demands, assessments, judgments, costs, and expenses, including reasonable attorneys' fees and expenses (incurred thereon at trial and upon appeal), incident to the foregoing;

               (c) Notice. If any party believes that it has suffered or incurred any Indemnity Loss, that party shall so notify the indemnifying party promptly in writing describing such loss or expense, the amount thereof, if known, and the method of computation of such Indemnity Loss, all with reasonable particularity. If any action at law, suit in equity or administrative action is instituted by or against a third party with respect to which any party intends to claim any liability or expense as an Indemnity Loss under this Paragraph 14, such party shall promptly notify the indemnifying party of such action.

               (d) Defense of Claims. The indemnifying party shall have ten (10) business days after receipt of either notice referred to in Paragraph 14(c) of this Agreement to notify the indemnified party that it elects to conduct and control any legal or administrative action or suit with respect to an indemnifiable claim. If the indemnifying party does not give such notice, the indemnified party shall have the right to defend, contest, settle or compromise such action or suit in the exercise of its exclusive discretion, and the indemnifying party shall, upon request from the Indemnified Person promptly pay the indemnified person in accordance with the other terms and conditions of this Paragraph 14, the amount of any Indemnity Loss resulting from its liability to the third party claimant. If the indemnifying party gives such notice, it shall have the right to undertake, conduct and control, through counsel of its own choosing (which counsel shall be satisfactory to the indemnified party in the reasonable judgment of the indemnified party) and at its sole expense, the conduct and settlement of such action or suit, and the indemnified party shall cooperate with the indemnifying party in connection therewith; provided, however, that (i) the indemnifying party shall not thereby permit to exist any lien, encumbrance or other adverse change securing the claims indemnified hereunder upon any asset of the indemnified party, (ii) the indemnifying party shall not thereby consent to the imposition of any injunction against the indemnified party without the prior written consent of the indemnified party,
(iii) the indemnifying party shall permit the indemnified party to participate in such conduct or settlement through counsel chosen by the indemnified party, but the fees and expenses of such counsel shall be borne by the indemnified party except as provided in clause (iv) below, and (iv) upon a final determination of such action or suit, the indemnifying party shall agree promptly to reimburse to the extent required under this Paragraph 14 the indemnified party for the full amount of any Indemnity Loss resulting from such action or suit and all reasonable and related expenses incurred by the indemnified party, except fees and expenses of counsel for the indemnified party incurred after the assumption of the conduct and control of such action or suit by the indemnifying party. So long as the indemnifying party is contesting any such action in good faith, the indemnified party shall not pay or settle any such action or suit. Notwithstanding the foregoing, the indemnified party shall have the right to pay or settle any such action or suit, provided that in such event the indemnified party shall waive any right to indemnity therefor from the indemnifying party and no amount in respect therefor shall be claimed as a Indemnity Loss under this Agreement.

               (e) Cooperation. If requested by the indemnifying party, the indemnified person shall cooperate with the indemnifying party and its counsel in contesting any claim which the indemnifying party elects to contest or, if appropriate, in making any counterclaim against the person asserting the claim, or any cross-complaint against any person, and further agrees to take such other action as reasonably may be requested by an indemnifying party to reduce or eliminate any loss or expense for which the indemnifying party would have responsibility, but the indemnifying party will reimburse the indemnified person for any expenses incurred by it in so cooperating or acting at the request of the indemnifying party.

               (f) Right to Participate. The indemnified party shall afford the indemnifying party and its counsel (at the indemnifying party's own expense) the opportunity to be present at, and to participate in, conferences with all persons, including governmental authorities, asserting any claim against the indemnified party or conferences with representatives of or counsel for such persons.

               (g) Payment of Losses. The indemnifying party shall promptly pay to the indemnified person in cash the amount of any Indemnity Loss to which the indemnified person is entitled by reason of the provision of this Agreement. Any claim for which indemnification occurs under this Agreement shall be assigned (without recourse) to the indemnifying party.

               (h) Subrogation. In the event of any payment by an indemnifying party to an indemnified party in connection with any Indemnity Loss, the indemnifying party shall be subrogated to and shall stand in the place of the indemnified party as to any events or circumstances in respect of which the indemnified party may have any right to claim against any third party relating to such event of indemnification. The indemnified party shall cooperate with the indemnifying party in any reasonable manner in prosecuting any subrogated claim.

               (i) Limitation on Indemnification. Neither Buyer nor Seller shall assert a claim for an Indemnity Loss pursuant to Paragraph 14 of this Agreement unless and until the cumulative aggregate of such Indemnity Loss incurred by Buyer or Seller exceeds $50,000, after which point such party will be obligated to indemnify against all such Indemnity Loss, including the first $50,000.

               (j) Maximum Liability. The total liability of either the Buyer or the Seller for any claim for an Indemnified Loss under Paragraph 14 of this Agreement, or for a breach of this Agreement, shall not exceed the value of those Shares placed in escrow pursuant to the Escrow Agreement. Further, neither party shall be entitled to assert a claim for indemnification against the other party after ninety (90) days following the Closing.

               (k) Knowledge of Party Seeking Indemnification. Neither party shall be entitled to seek indemnification from the other party for any matters, claims or facts of which such party had knowledge prior to entering into this Agreement.

               (l) The Buyer and Seller acknowledge and agree that following the Closing, the indemnification provisions contained in this Paragraph 14 shall be the exclusive remedies of Buyer and Seller for any claims of the type described in this Paragraph 14, including without limitation, any breach of the representations and warranties under this Agreement.

           15. Seller's Claims. Buyer acknowledges that Seller intends to liquidate and dissolve shortly after the consummation of the transactions set forth in this Agreement and to distribute all of the shares received from Buyer pursuant to this Agreement. Any claims Seller may have hereunder may be brought by Seller or by a designee on behalf of the shareholders of Seller.

           16. Non-Compete. To induce Buyer to enter into this Agreement, Seller covenants and agrees that commencing on the Closing Date and for a period of two years thereafter, Seller shall not, directly or indirectly, as an owner, shareholder, partner, agent, representative or in any other manner enter into, or in any manner take an active part in, any business which is or may be in competition with the business of Buyer within the United States. Seller expressly acknowledges that in addition to all rights and remedies at law available to Buyer to enforce the terms of this Paragraph, Buyer shall have the right to seek and obtain equitable relief, including injunctive relief, against Seller for violating the terms of this Paragraph 16.

           17. Severability. If any provision of this Agreement or the application of any such provision to any party or circumstances shall be determined by any court of competent jurisdiction to be invalid and unenforceable to any extent, the remainder of this Agreement or the application of such provision to such person or circumstances other than those to which it is so determined to be invalid and unenforceable, shall not be affected thereby, and each provision hereof shall be enforceable to the fullest extent permitted by law.

           18. Applicable Law. This Agreement shall be governed and construed and interpreted in accordance with the internal laws of the State of Delaware without regard to principles of conflicts of laws.

           19. Waivers and Notices. Any failure by any party to this Agreement to comply with any of its obligations, agreement or covenants hereunder may be waived by the Seller in the case of a default by the Buyer and by the Buyer in the case of a default by the Seller. All waivers under this Agreement and all notices, consents, demands, requests, approvals and other communications which are required or may be given hereunder shall be in writing and shall be deemed to have been duly given if delivered or mailed certified first class mail, postage prepaid, return receipt requested:



 (a)    If to the Seller:                          Copy to:
        Enterprises Solutions, Inc.         Michael Paige, Esq.
        140 Wood Road, Suite 200            Jackson & Campbell, P.C.
        Braintree, MA 02184                 1120 20th Street, N.W., South Tower
        Attn: John A. Solomon, CEO          Washington, D.C. 20036



 (b)    If to the Buyer:
        Delta Mutual, Inc.
        1730 Rhode Island Ave., N.W.
        Suite 812
        Washington, D.C. 20036
        Attn: Kenneth A. Martin, President


or to such other person or persons at such address or addresses as may be designated by written notice to the other parties hereunder.

           20. Access to Books and Records Post-Closing. After the Closing, (i) the Seller shall provide the Buyer full access during normal business hours (upon reasonable prior notice) to all books and records which are part of the Retained Assets insofar as they relate to any Purchased Assets or Assumed Liabilities or the conduct of the business after the Closing and (ii) the Buyer shall provide the Seller full access during normal business hours (upon reasonable prior notice) to all books and records which are part of the Purchased Assets or which relate to the Purchased Assets, Assumed Liabilities or the conduct of the business of Seller prior to the Closing.

           21. Entire Agreement. This Agreement, together with the other writings delivered in connection herewith, embodies the entire Agreement and understanding of the parties hereto and supersedes all prior agreements or understandings between the parties, oral or written, express or implied. This Agreement cannot be amended orally, but only by a writing duly executed by the parties.

           22. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same document.

           23. Headings. Headings of the Paragraphs in this Agreement are for reference purposes only and shall not be deemed to have any substantive effect.

           24. Binding Effect, Benefits. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns; provided, however, that nothing in this Agreement shall be construed to confer any rights, remedies, obligations or liabilities on any person other than the parties hereto or their respective successors and assigns.

           25. Expenses. (a) All costs and expenses, including legal and accountant's fees, incurred by Seller in connection with this Agreement and the transactions contemplated or required hereby, including, but not limited to, all costs of dissolving the Seller and all costs relating to the typesetting, printing, edgarizing, mailing, and distribution of the Proxy Statement and the Registration Statement (including all supplements and amendments thereto) (the "Transaction Costs"), shall be paid by the Seller at Closing, except that Buyer shall pay up to a maximum of Two Hundred Thousand (200,000) additional Shares in the event Seller's aggregate Transaction Costs exceed One Hundred Thousand ($100,000) Dollars, such Shares to be valued at $1.00 each for purposes of this Paragraph. All costs and expenses incurred by Buyer in connection with this Agreement and the transactions contemplated or required hereby, including legal and accountants fees, and all costs relating to the issuance and distribution of the Shares to the Seller shall be paid by Buyer.

               (b) Either party may make an advance or advances to the other party to cover such other party's closing costs. Any such advance or advances shall be repaid at Closing, with interest thereon at a rate of Twelve (12%) Percent per annum.

           IN WITNESS WHEREOF, the parties have executed this Agreement on the date first written above.

SELLER:                                             BUYER:

ENTERPRISES SOLUTIONS, INC.                  DELTA MUTUAL, INC.

By: /s/ John A. Solomon                      By: /s/ Kenneth A. Martin
-------------------------                    ------------------------------
John A. Solomon,                             Kenneth A. Martin,
CEO                                          President

                                    EXHIBIT A

                               ASSUMED LIABILITIES

The Assumed Liabilities shall be limited to:


1. All warranty obligations of Seller specified in Seller's Disclosure
Statement.

2. Liabilities under the Employment Agreements of Seller with employees listed below:

   Employment Agreement between Seller and Alfred T. Saker, and Addendum thereto.

   Employment Agreement between Seller and John Michener, and Addendum thereto.

   Employment Agreement between Seller and Paul Ryan (to be executed).


3. The following outstanding options and warrants of Seller, as also described in Seller's Disclosure Statement, copies of which are attached to Seller's Disclosure Statement:

------------------------------------------------------------------------------------------------
Dr. John A Solomon                               Cashless Option @ $6.25
                                    100,000
------------------------------------------------------------------------------------------------
John Michener                                    Cashless Option @ $3.50 plus:
                                     60,000
------------------------------------------------------------------------------------------------
                                                 25,000 Cashless Options  - Due every 6 months.
------------------------------------------------------------------------------------------------
                                                 6/30 & 12/31 for 3 years + renewals.
------------------------------------------------------------------------------------------------
Jeffrey Moritz                                   @ $0.667
                                     22,500
------------------------------------------------------------------------------------------------
Jeffrey Moritz                                   @ $5.67
                                     15,000
------------------------------------------------------------------------------------------------
Nina Cannon                                      @ $7.50
                                     10,000
------------------------------------------------------------------------------------------------
Nina Cannon                                      @ $6.25
                                     25,000
------------------------------------------------------------------------------------------------
Marshall Charitable                              Cashless Option @ $6.00
Settlement                          100,000
------------------------------------------------------------------------------------------------
Warrants:
------------------------------------------------------------------------------------------------
Effingham                                        @ $1.667 expiring 09/06/01
                                     18,500
------------------------------------------------------------------------------------------------
Rowan House                                      @ $1.667 expiring 09/06/01
                                    198,500
------------------------------------------------------------------------------------------------
Various holders                                  @ $2.00 expiring 06/20/03
                                  1,800,000
------------------------------------------------------------------------------------------------
Waltrag                                          @ $1.00 expiring 12/31/03
                                    320,000
------------------------------------------------------------------------------------------------
Michael J. Marshall                              @ $1.00 expiring 04/12/03
Settlement Trust                    200,000
------------------------------------------------------------------------------------------------
Global Financial Group*                          @ $7.625  per Agreement of 02/24/00
                                     60,000
------------------------------------------------------------------------------------------------
Global Financial Group*                          @ $3.058 per Agreement of 02/24/00
                                    163,500
------------------------------------------------------------------------------------------------
Global Financial Group*                          @ $3.289 per Agreement of 02/24/01
                                      7,603
------------------------------------------------------------------------------------------------

* Under negotiation with Global Financial Group.

4. All obligations under the leases and consulting and other agreements specified in Seller's Disclosure Statement accruing on and after the Closing Date.

5. All deductibles for claims made after the Closing Date under those insurance policies of Seller for which Buyer has elected, at its option, to be named as an additional insured.

6.  Registration rights for Seller's common stock held by investors in Seller.

7. Warrant Agreement, dated as of September 19, 2000, between Seller and American Stock Transfer & Trust Company, as Warrant Agent.

8.  Promissory Note, dated October 18, 2000, of Alfred T. Saker to Seller.

9.  Pledge Agreement, dated October 10, 2000, of Alfred T. Saker to Seller.

10. 2000 Restricted Stock Plan of Seller.

11. Memorandum of Agreement, dated as of December 31, 2000, between the Seller and Waltrag, A.G.

12. Agreement, dated September 12, 2000, between Victor Chandler International and Seller.

13. Promissory Note of CODIS Computer GmbH.

                                    EXHIBIT B

                             NON-ASSUMED LIABILITIES

Buyer is not assuming any liabilities of Seller except for those expressly identified in Exhibit A.

                                    EXHIBIT C

                                 RETAINED ASSETS

The Retained Assets consist of the following:


1. Seller's minute book, stock record book and similar organizational documents.

2. The receivable, plus accrued interest, representing the note of John A. Solomon to Seller and all obligations of Seller pursuant to the Employment Agreement, dated January 10, 2001, between Seller and John A. Solomon.

3. All corporate insurance policies of Seller and any remaining benefits under the term of such policies. Seller shall retain any and all refunds or rebates of premiums under Seller's Director and Officer Liability policy. Refunds or rebates under all other corporate insurance policies are included in the Purchased Assets of Buyer.

4. All corporate contracts or agreements to purchase Sellers products and/or services.

5.      Cash not in excess of $50,000.